Income Taxes	12 Months Ended
Sep. 27, 2013
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
Significant components of the income tax provision for 2013, 2012 and 2011 are as follows ($ in millions):

	For the Years Ended
	September 27, 2013	September 28, 2012	September 30, 2011
Current:
United States:
Federal	$14	$(4)	$(4)
State	8	6	(2)
Non U.S.	81	147	125
Current income tax provision	$103	$149	$119
Deferred:
United States:
Federal	$(12)	$(10)	$(17)
State	5	(2)	(12)
Non U.S.	12	183	22
Deferred income tax provision	5	171	(7)
	$108	$320	$112

Non-U.S. income from continuing operations before income taxes was $844 million, $87 million and $268 million for 2013, 2012 and 2011, respectively.
The reconciliation between U.S. federal income taxes at the statutory rate and the Company's provision for income taxes on continuing operations for the years ended September 27, 2013, September 28, 2012 and September 30, 2011 is as follows ($ in millions):

	For the Years Ended
	September 27, 2013	September 28, 2012	September 30, 2011
Notional U.S. federal income tax expense at the statutory rate	$206	$(24)	$233
Adjustments to reconcile to the income tax provision:
U.S. state income tax provision, net	(3)	6	10
Non U.S. net earnings(1)	(187)	17	(94)
Nondeductible charges	78	61	(18)
Valuation allowance	4	235	(3)
Other	10	25	(16)
Provision for income taxes	$108	$320	$112
_______________________________________________________________________________

(1)	Excludes nondeductible charges and other items which are broken out separately in the table.
2012 Separation related charges associated with the early extinguishment of debt further increased a net operating loss carryforward in 2012, which the Company does not expect to realize in future periods. The valuation allowance on this loss carryforward is included in the Valuation allowance line of the table above.
Nondeductible charges during 2013 and 2012 are primarily related to separation costs incurred. Included in nondeductible charges during 2011 is an income tax benefit from favorable audit resolutions in multiple jurisdictions.
Deferred income taxes result from temporary differences between the amount of assets and liabilities recognized for financial reporting and tax purposes. The components of the net deferred income tax asset as of September 27, 2013 and September 28, 2012 are as follows ($ in millions):

	As of
	September 27, 2013	September 28, 2012
Deferred tax assets:
Accrued liabilities and reserves	$285	$52
Tax loss and credit carryforwards	2,432	2,238
Postretirement benefits	183	254
Deferred revenue	111	136
Other	102	381
	3,113	3,061
Deferred tax liabilities:
Property, plant and equipment	(132)	(126)
Intangibles assets	(566)	(497)
Other	(167)	(101)
	(865)	(724)
Net deferred tax asset before valuation allowance	2,248	2,337
Valuation allowance	(1,948)	(1,826)
Net deferred tax asset	$300	$511

The valuation allowance for deferred tax assets of $1.9 billion and $1.8 billion as of September 27, 2013 and September 28, 2012, respectively, relates principally to the uncertainty of the utilization of certain deferred tax assets, primarily tax loss and credit carryforwards in various jurisdictions. Specifically, the valuation allowance as of September 27, 2013 and September 28, 2012 includes separation related charges associated with the early extinguishment of debt which further increased a net operating loss carryforward which the Company does not expect to realize in future periods. The valuation allowance was calculated and recorded when the Company determined that it was more-likely-than-not that all or a portion of our deferred tax assets would not be realized. The Company believes that it will generate sufficient future taxable income to realize the tax benefits related to the remaining net deferred tax assets on the Company's Consolidated Balance Sheets.
As of September 27, 2013, deferred tax assets of approximately $95 million relate to certain operating loss carryforwards resulting from the exercise of employee stock options and restricted stock vestings, the tax benefit of which, when recognized, will be accounted for as a credit to additional paid-in capital rather than a reduction of income tax provision.
As of September 27, 2013, the Company had $7,584 million of net operating loss carryforwards in certain non-U.S. jurisdictions. Of these, $6,959 million have no expiration, and the remaining $625 million will expire in future years through 2031. In the U.S., there were approximately $810 million of federal and $467 million of state net operating loss carryforwards as of September 27, 2013, which will expire in future years through 2033.
As of September 27, 2013 and September 28, 2012, the Company had unrecognized tax benefits of $256 million and $120 million, respectively, of which $235 million and $106 million, if recognized, would affect the effective tax rate. The Company recognizes interest and penalties accrued related to unrecognized tax benefits in income tax expense. The Company accrued interest and penalties related to the unrecognized tax benefits of $39 million and $37 million as of September 27, 2013 and September 28, 2012, respectively. The Company recognized $1 million, $2 million and $3 million of income tax expense for interest and penalties related to unrecognized tax benefits for the years ended September 27, 2013, September 28, 2012 and September 30, 2011, respectively.
A rollforward of unrecognized tax benefits as of September 27, 2013, September 28, 2012 and September 30, 2011 is as follows ($ in millions):

	As of
	September 27, 2013	September 28, 2012	September 30, 2011
Balance as of beginning of year	$120	$144	$134
Additions based on tax positions related to the current year	137	18	9
Additions based on tax positions related to prior years	7	7	31
Reductions based on tax positions related to prior years	(6)	(38)	(27)
Reductions related to settlements	—	(1)	(3)
Reductions related to lapse of the applicable statute of limitations	(2)	(3)	(6)
Foreign currency translation adjustments	—	(7)	6
Balance as of end of year	$256	$120	$144

Certain of Tyco's uncertain tax positions relate to tax years that remain subject to audit by the taxing authorities in the U.S. federal, state and local or foreign jurisdictions. Open tax years in significant jurisdictions are as follows:

Jurisdiction (1)	Years Open To Audit
Australia	2004-2012
Canada	2002-2012
Germany	2005-2012
Switzerland	2003-2012
United Kingdom	2011-2012
United States	1997-2012

(1) In addition to these jurisdictions, the Company's South Korean security business has tax years 2009 - 2013 open.
Based on the current status of its income tax audits, the Company believes that it is reasonably possible that between nil and $30 million in unrecognized tax benefits may be resolved in the next twelve months.
Tax Sharing Agreements and Other Income Tax Matters
In connection with the 2012 and 2007 Separations, the Company entered into the 2012 and 2007 Tax Sharing Agreements, respectively, that govern the respective rights, responsibilities, and obligations of Tyco, Pentair and ADT after the 2012 Separation and Tyco, Covidien and TE Connectivity after the 2007 Separation with respect to taxes. Specifically this includes ordinary course of business taxes and taxes, if any, incurred as a result of any failure of the distribution of all of the shares of Pentair, ADT, Covidien or TE Connectivity to qualify as a tax-free distribution for U.S. federal income tax purposes within the meaning of Section 355 of the Internal Revenue Code ("the Code") or certain internal transactions undertaken in anticipation of the spin-offs to qualify for tax-favored treatment under the Code.
Under the 2012 Tax Sharing Agreement Tyco, Pentair and ADT share (i) certain pre-Distribution income tax liabilities that arise from adjustments made by tax authorities to ADT's, Tyco Flow Control's and Tyco's income tax returns, and (ii) payments required to be made by Tyco with respect to the 2007 Tax Sharing Agreement, excluding approximately $175 million of pre-2012 Separation related tax liabilities that were anticipated to be paid prior to the 2012 Separation (collectively, "Shared Tax Liabilities"). Tyco will be responsible for the first $500 million of Shared Tax Liabilities. Pentair and ADT will share 42% and 58%, respectively, of the next $225 million of Shared Tax Liabilities. Tyco, Pentair and ADT will share 52.5% 20% and 27.5%, respectively, of Shared Tax Liabilities above $725 million. All costs and expenses associated with the management of these shared tax liabilities will generally be shared 20%, 27.5%, and 52.5% by Pentair, ADT and Tyco, respectively. In connection with the execution of the 2012 Tax Sharing Arrangement, Tyco established liabilities representing the fair market value of its obligations which was recorded in other liabilities in the Company's Consolidated Balance Sheet with an offset to Tyco shareholders' equity.
Under the 2007 Tax Sharing Agreement, Tyco shares responsibility for certain of its, Covidien's and TE Connectivity's income tax liabilities, which result in cash payments, based on a sharing formula for periods prior to and including June 29, 2007. More specifically, Tyco, Covidien and TE Connectivity share 27%, 42% and 31%, respectively, of shared income tax liabilities that arise from adjustments made by tax authorities to Tyco's, Covidien's and TE Connectivity's U.S. and certain non-U.S. income tax returns. The costs and expenses associated with the management of these shared tax liabilities are generally shared equally among the parties. In connection with the execution of the 2007 Tax Sharing Agreement, Tyco established a net receivable from Covidien and TE Connectivity representing the amount Tyco expected to receive for pre-2007 Separation uncertain tax positions, including amounts owed to the Internal Revenue Service ("IRS"). Tyco also established liabilities representing the fair market value of its share of Covidien's and TE Connectivity's estimated obligations, primarily to the IRS, for their pre-2007 Separation taxes covered by the 2007 Tax Sharing Agreement. During the year ended September 27, 2013, Tyco made a net cash payment of $16 million to Covidien and TE Connectivity related to the resolution of certain IRS audit and pre-Separation tax matters.
Tyco assesses the shared tax liabilities and related guaranteed liabilities related to both the 2012 and 2007 Tax Sharing Agreements at each reporting period. Tyco will provide payment to Pentair and ADT under the 2012 Tax Sharing Agreement and to Covidien and TE Connectivity under the 2007 Tax Sharing Agreement as the shared income tax liabilities are settled. Settlement is expected to occur as the tax, audit and legal processes are completed for the impacted years and cash payments are made. Due to the nature of the unresolved adjustments described in the next paragraph, the maximum amount of future payments under the 2012 and 2007 Tax Sharing Agreements is not known. Such cash payments, when they occur, will reduce the guarantor liability as such payments represent an equivalent reduction of risk. Tyco also assesses the sufficiency of the 2012 and 2007 Tax Sharing Agreements guarantee liabilities on a quarterly basis and will increase the liability when it is probable that cash payments expected to be made under the 2012 or 2007 Tax Sharing Agreements exceed the recorded balance.
Tyco and its subsidiaries' income tax returns are examined periodically by various tax authorities. In connection with these examinations, tax authorities, including the IRS, have raised issues and proposed tax adjustments, in particular with respect to years preceding the 2007 Separation. The issues and proposed adjustments related to such years are generally subject to the sharing provisions of the 2007 Tax Sharing Agreement and Tyco's liabilities under the 2007 Tax Sharing Agreement are further subject to the sharing provisions in the 2012 Tax Sharing Agreement. Tyco has previously disclosed that in connection with U.S. federal tax audits, the IRS has raised a number of issues and proposed tax adjustments for periods beginning with the 1997 tax year. Although Tyco has been able to resolve substantially all of the issues and adjustments proposed by the IRS for tax years through 2007, it has not been able to resolve matters related to the treatment of certain intercompany debt transactions during the period. As a result, on June 20, 2013, Tyco received Notices of Deficiency from the IRS asserting that several of Tyco's former U.S. subsidiaries owe additional taxes of $883.3 million plus penalties of $154 million based on audits of the 1997 through 2000 tax years of Tyco and its subsidiaries as they existed at that time. In addition, Tyco received Final Partnership Administrative Adjustments for certain U.S. partnerships owned by former U.S. subsidiaries with respect to which an additional tax deficiency of approximately $30 million is expected to be asserted. These amounts exclude interest and do not reflect the impact on subsequent periods if the IRS position described below is ultimately proved correct.
The IRS asserted in the Notices of Deficiency that substantially all of Tyco's intercompany debt originated during the 1997 - 2000 period should not be treated as debt for U.S. federal income tax purposes, and has disallowed interest and related deductions recognized on U.S. income tax returns totaling approximately $2.9 billion. Tyco strongly disagrees with the IRS position and had filed petitions with the U.S. Tax Court contesting the IRS proposed adjustments. Tyco believes that it has meritorious defenses for its tax filings, that the IRS positions with regard to these matters are inconsistent with the applicable tax laws and existing Treasury regulations, and that the previously reported taxes for the years in question are appropriate.
No payments with respect to these matters would be required until the dispute is definitively resolved, which, based on the experience of other companies, could take several years. Tyco believes that its income tax reserves and the liabilities recorded in the Consolidated Balance Sheet for the tax sharing agreements continue to be appropriate. However, the ultimate resolution of these matters, and the impact of that resolution, are uncertain and could have a material impact on Tyco's financial condition, results of operations and cash flows. In particular, if the IRS is successful in asserting its claim, it would have an adverse impact on interest deductions related to the same intercompany debt in subsequent time periods, totaling approximately $6.6 billion, which is also expected to be disallowed by the IRS.
As noted above, Tyco has assessed its obligations under the 2007 Tax Sharing Agreement to determine that its recorded liability is sufficient to cover the indemnifications made by it under such agreement. In the absence of observable transactions for identical or similar guarantees, Tyco determined the fair value of these guarantees and indemnifications utilizing expected present value measurement techniques. Significant assumptions utilized to determine fair value included determining a range of potential outcomes, assigning a probability weighting to each potential outcome and estimating the anticipated timing of resolution. The probability weighted outcomes were discounted using Tyco's incremental borrowing rate. However, the ultimate resolution of these matters is uncertain and could result in a material adverse impact to the Company's financial position, results of operations, cash flows, or the effective tax rate in future reporting periods.
In connection with the aforementioned audits, the IRS has assessed a civil fraud penalty of $21 million during the first quarter of fiscal 2013 against a prior subsidiary that was distributed to TE Connectivity in connection with the 2007 Separation. The penalties arise from actions of former executives taken in connection with intercompany transfers of stock of Simplex Technologies in 1998 and 1999. This is a pre-2007 Separation tax liability that is covered by the provisions of the 2007 Tax Sharing Agreement.
In addition to dealing with tax liabilities for periods prior to the respective Separations, the 2012 and 2007 Tax Sharing Agreements contain sharing provisions to address the contingencies that the 2012 or 2007 Separations, or internal transactions related thereto, may be deemed taxable by U.S. or non U.S. taxing authorities. In the event the 2012 Separation is determined to be taxable and such determination was the result of actions taken after the 2012 Separations by Tyco, ADT or Pentair, the party responsible for such failure would be responsible for all taxes imposed on each company as a result thereof. If such determination is not the result of actions taken by Tyco, ADT or Pentair after the 2012 Separation, then Tyco, ADT and Pentair would be responsible for any taxes imposed on any of the companies as a result of such determination in the same manner and in the same proportions as described above. Similar provisions exist in the 2007 Tax Sharing Agreement. If either of the 2007 or 2012 Separation, or internal transactions taken in anticipation thereof, were deemed taxable, the associated liability could be significant. Tyco is responsible for all of its own taxes that are not shared pursuant to the 2012 and 2007 Tax Sharing Agreements' sharing formulas. In addition, Pentair and ADT, and Covidien and TE Connectivity are responsible for their tax liabilities that are not subject to the 2012 or 2007 Tax Sharing Agreements' sharing formula, respectively.
Each of the 2012 and 2007 Tax Sharing Agreements provides that, if any party to such agreement were to default in its obligation to another party to pay its share of the distribution taxes that arise as a result of no party's fault, each non-defaulting party to the agreement would be required to pay, equally with any other non-defaulting party to the agreement, the amounts in default. In addition, if another party to the 2012 or 2007 Tax Sharing Agreements that is responsible for all or a portion of an income tax liability were to default in its payment of such liability to a taxing authority, Tyco could be liable under applicable tax law for such liabilities and required to make additional tax payments. Accordingly, under certain circumstances, Tyco may be obligated to pay amounts in excess of its agreed-upon share of its tax liabilities under either of the 2012 or 2007 Tax Sharing Agreements.
The receivables and liabilities related to the 2012 and 2007 Tax Sharing Agreements as of September 27, 2013 and September 28, 2012 are as follows ($ in millions):

	2012 Tax Sharing Agreement		2007 Tax Sharing Agreement
	As of September 27, 2013	As of September 28, 2012	As of September 27, 2013	As of September 28, 2012
Net receivable:
Prepaid expenses and other current assets	$—	$—	$—	$9
Other assets	—	—	67	66
	—	—	67	75
Tax sharing agreement related liabilities
Accrued and other current liabilities	(33)	—	(130)	(14)
Other liabilities	(36)	(71)	(254)	(394)
	(69)	(71)	(384)	(408)
Net liability	$(69)	$(71)	$(317)	$(333)

The Company recorded income (loss) in conjunction with the 2012 and 2007 Tax Sharing Agreements for the years ended September 27, 2013, September 28, 2012 and September 30, 2011 as follows ($ in millions):

	For the Years Ended
	September 27, 2013	September 28, 2012	September 30, 2011
(Expense)/income
2007 Tax Sharing Agreement	$—	$(4)	$(7)
2012 Tax Sharing Agreement	(32)	—	NA

As a result of the 2012 separation, equity awards of certain employees were converted into the three companies. Pursuant to the terms of the 2012 Separation and Distribution Agreement, each of the three companies is responsible for issuing its own shares upon employee exercise of a stock option award or vesting of a restricted unit award. However, the 2012 Tax Sharing Agreement provides that any allowable compensation tax deduction for such awards is to be claimed by the employee's current employer. The 2012 Tax Sharing Agreement requires the employer claiming a tax deduction for shares issued by the other companies to pay a percentage of the allowable tax deduction to the company issuing the equity.
During 2013, Tyco incurred a charge of $38 million, to make payments to ADT and Pentair based on estimated allowable deductions for ADT and Pentair shares issued to Company employees, offset by income of $6 million to be received from ADT and Pentair for Company shares issued to their employees, resulting in a net impact of approximately $32 million which was recorded in Other expense, net within Tyco's Consolidated Statement of Operations.
Other Income Tax Matters
Except for earnings that are currently distributed, no additional material provision has been made for U.S. or non-U.S. income taxes on the undistributed earnings of subsidiaries or for deferred tax liabilities for temporary differences related to investments in subsidiaries, since the earnings are expected to be permanently reinvested, the investments are essentially permanent in duration, or Tyco has concluded that no additional tax liability will arise as a result of the distribution of such earnings. A liability could arise if amounts are distributed by such subsidiaries or if such subsidiaries are ultimately disposed. It is not practicable to estimate the additional income taxes related to permanently reinvested earnings or the basis differences related to investments in subsidiaries.